                                                                     Exhibit 4.9

Number
NY ____                                                               Shares ___


THIS CERTIFICATE IS TRANSFERABLE IN                            SEE REVERSE FOR
NEW YORK, N.Y. OR MINNEAPOLIS, MN.                           CERTAIN DEFINITIONS
                                  COMMON STOCK

                             BLACK HILLS CORPORATION
                                                               CUSIP 092113 10 9
           (Incorporated Under the Laws of the State of South Dakota)

     This certifies that __________________ is the owner of _________fully paid and non-assessable shares, having a par value of $1 per share, of the common stock of Black Hills Corporation (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and all amendments thereof, copies of which are on file with the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS, the facsimile seal of the Corporation, and the signatures of its duly authorized officers.

Dated __________________


                               _________________________________________________
                               Chairman and CEO


                               _________________________________________________
                               Vice President-Controller and Corporate Secretary


Countersigned and Registered:


By ________________________________
   Transfer Agent and Registrar
   Authorized Signature

                             BLACK HILLS CORPORATION

Notice: The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued, and a like full statement relative to any preferred or special class of stock in series which the Corporation is or may be authorized to issue, or has issued, as to the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  UNIF GIFT MIN ACT - _____as Custodian for _____  UNIF TRAN MIN ACT - _____ as Custodian for _____
TEN ENT - as tenants by the entireties              (Cust)               (Minor)                     (Cust)                (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors                   under Uniform Transfers to Minors
         survivorship and not as tenants in              Act________________                              Act________________
         common                                                (State)                                            (State)
TOD - transfer on death direction in event
      of owner's death, to person named on
      face
                               Additional abbreviations may also be used though not in the above list.

     For Value Received, ______________________ hereby sell, assign and transfer unto ____________________________Shares of the
Stock represented by the within certificate and do hereby irrevocably constitute and appoint ________________________ attorney, to transfer the same on the books of the within-named Corporation, with full power of substitution in the premises.

     Dated__________________________

                                                                                                 X__________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.
                                                                                                 X__________________________________





                                                                         Signature Guaranteed by X__________________________________

                          ------------------------------------------------------
                          ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.
                          ------------------------------------------------------